SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]     Preliminary Proxy Statement
[   ]     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x ]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

CYTOGENIX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined):

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5)   Total fee paid:

[   ]   Fee paid previously with preliminary materials

[   ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)   Form, Schedule or Registration Statement No.:

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7)   Date Filed:

CYTOGENIX, INC.
3100 WILCREST, SUITE 140
HOUSTON, TEXAS 77042

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 14, 2005

To our Shareholders:

The Annual Meeting of the Shareholders (the “Annual Meeting”) of CytoGenix, Inc., a Nevada corporation (the “Company”), will be held on July 14, 2005, at The Houston Marriott Westchase, 2900 Briarpark Drive, Houston, Texas at 2:00 p.m., Houston time, for the purpose of considering and voting on the following matters:

1.   The election of two directors to serve until the 2008 Annual Meeting of shareholders or until their respective successors are elected and qualified.

2.   The approval of the selection of Lopez, Blevins, Bork & Associates, LLP as the Company’s independent auditors for the fiscal year ended December 31, 2004.

3.   The approval of the 2005 Stock Option Plan of the Company.

4.   The transaction of such other business as may properly come before the meeting and any adjournment thereof.

The Board of Directors has established the close of business on June 14, 2005 as the record date for determining the shareholders entitled to notice and to vote at the Annual Meeting and any adjournment thereof.

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.  TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, EVEN IF YOU PLAN TO ATTEND, PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ACCOMPANYING ENVELOPE.

Sincerely,

Lawrence Wunderlich
Secretary

June 17, 2005

_______________________________________________

CYTOGENIX, INC.
3100 Wilcrest, Suite 140
HOUSTON, TEXAS 77042
_______________________________________________

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
To be Held July 14, 2005
__________________________________________

SOLICITATION OF PROXIES

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of the Company of proxies from the holders of record of the common stock, par value $.001 per share (“Common Stock”), at the close of business on June 14, 2005, for use at the Annual Meeting to be held at 2:00 p.m., Houston time, on July 14, 2005, and any adjournment thereof.  This Proxy Statement, the attached proxy and the Company’s Annual Report for the fiscal year ended December 31, 2004 are being mailed together on or about June 16, 2005, to shareholders entitled to notice of and to vote at the Annual Meeting.  The principal executive office of the Company is 3100 Wilcrest, Suite 140, Houston, Texas 77042

Properly executed proxies will be voted as directed.  If no direction is indicated therein, proxies received in response to this solicitation will be voted FOR: (i) the election of the two nominees for director; (ii) the approval of the 2005 Stock Option Plan of the Company; (iii) the ratification of the indicated independent auditors; and (iv) as recommended by the Board of Directors with regard to any other matters, or if no recommendation is given, in their own discretion.

A proxy on the enclosed form may be revoked by the shareholder at any time before it is voted by filing with the Secretary of the Company a written revocation, by voting in person at the meeting, or by delivering a proxy bearing a later date.  Attendance at the Annual Meeting will not, in itself, constitute revocation of the proxy.

The Company will bear all costs of this Proxy Statement and the proxy and the cost of soliciting proxies relating to the Annual Meeting.  It is anticipated that the solicitation of proxies for the Annual Meeting will be made only by use of the mails and will cost approximately $15,000.00.  The Company may, however, use the services of its directors, officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. The Company will request that the brokerage houses, custodians, nominees, and fiduciaries forward the proxy soliciting materials to the beneficial owners of the Company’s shares held of record for such persons, and the Company will reimburse such persons for their related reasonable out-of-pocket expenses.

 VOTING OF SECURITIES

At the close of business on June 14, 2005, the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”), there were 113,259,470 issued and outstanding shares of Common Stock, each of which share is entitled to one vote.  Common Stock is the only class of outstanding securities of the Company entitled to notice of and to vote at the Annual Meeting.

The Company’s Bylaws provide that the presence, either in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business.  Assuming such a majority is present, the election of directors will require the affirmative vote by a plurality of the votes cast at the Annual Meeting.  The approval of the 2005 Stock Option Plan of the Company and the ratification of the selected independent auditors will require the affirmative vote of a majority of the shares entitled to vote and that voted or abstained at the Annual Meeting.  Abstentions from and broker non-votes on the proposal to elect directors will be counted for purposes of determining the presence of a quorum, but will not be included in the total shares voted for or against any nominee.  A broker non-vote occurs if a broker or other nominee holding shares for a beneficial owner does not vote on a proposal because he does not have discretionary authority to vote shares and has not received instructions from the beneficial owner with respect to such proposal.  Thus, abstentions from the proposals to approve the 2005 Stock Option Plan and ratify the selection of the independent auditors will have the same legal effect as a vote against the proposals, but a broker non-vote will not be counted for purposes of determining whether a majority is achieved.

PRINCIPAL HOLDERS OF SECURITIES AND SECURITY OWNERSHIP
OF MANAGEMENT

Principal Holders of Securities.  The following table sets forth the name and address, as of May 1, 2005, and the approximate number of shares of Common Stock of the Company owned of record or beneficially by each person who owned of record, or was known by the Company to own beneficially, more than 5% of the Company’s Common Stock, and the name and ownership rights of each executive officer and director, and all officers and directors as a group.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned
	Number of Shares	Percent of Class
Jett**. 59-340 Diomana Road Kamuela, Hawaii 96743 Roland L. Violette. 70 Tolland St. East Hartford, Connecticut 06108 _______________________	9,270,000 11,229,277	8.3% 10%

**Jett is a natural person with only one legal name.

Security Ownership of Management.  The following table sets forth the beneficial ownership of Common Stock as of May 1, 2005, by (i) the executive officers whose total annual salary and bonus exceeded $100,000 in the fiscal year ended December 31, 2004 (the “Named Executives”); (ii) each director and nominee; and (iii) all directors and executive officers as a group. All persons listed have sole disposition and voting power with respect to the indicated shares except as otherwise noted.

Common Stock Beneficially Owned

Name and Address of Beneficial Owner	Number of Shares[1]	Percent of Class
___________________________	____________________	____________________
Malcolm H. Skolnick Ph.D	8,518,123	7.6%
Lawrence Wunderlich	5,512,875	4.9%
Frank Vazquez	4,080,000	3.6%
Scott E. Parazynski, M.D.	499,000	*
Cy Stein, Ph.D., M.D.	373802	*
Raymond L. Ocampo, Jr.	266,017	*
John J. Rossi, Ph.D.	266,011	*
All directors and executive officers as a group (7 persons)	19,516,249	17.5%

_______________________

*Less than 1% of the 111,484,468 shares outstanding at May 1, 2005.

1.  Includes shares underlying options that will become exercisable within 60 days of June 14, 2005, assuming shareholders approve the 2005 Stock Option Plan, to purchase an aggregate of 3,908,336 shares of Common Stock with a strike price of $0.70 per share as follows: Dr. Skolnick (1,200,000 shares), Mr. Wunderlich (1,187,500 shares), Mr. Vazquez (1,187,500 shares), Dr. Parazynski (83,334 shares), Dr. Stein (83,334 shares), Mr. Ocampo (83,334 shares) and Dr. Rossi (83,334 shares).  Also includes shares underlying options that are exercisable to purchase an aggregate of 11,033,334 shares of Common Stock as follows: Dr. Skolnick (5,000,000 shares with a strike price of $0.185 per share), Mr. Wunderlich (3,200,000 shares with a strike price of $0.185 per share), Mr. Vazquez (2,000,000 shares with a strike price of $0.185 per share), Dr. Parazynski (250,000 shares with a strike price of $0.185 per share), Dr. Stein (250,000 shares with a strike price of $0.185 per share), Mr. Ocampo (166,667 shares with a strike price of $0.61 per share) and Dr. Rossi (166,667 shares with a strike price of $0.83 per share).

PROPOSAL 1. - ELECTION OF DIRECTORS

Two directors will be elected at the Annual Meeting.  Shares or proxies may not be voted for more than two nominees for directors.  In accordance with Article III, Section 1(c) of the bylaws of the Company, the Board of Directors is divided into three classes serving staggered three-year terms.  Frank Vazquez and Cy A. Stein, M.D., Ph.D have been nominated for election at the Annual Meeting for terms of three years, each to hold office until the expiration of his term in 2008 and until his successor is elected and qualified.

The persons named as proxies in the proxy have been designated by the Board of Directors and intend to vote such proxy “FOR” the persons named below in the election of the Board of Directors, except to the extent authority to vote is withheld from one or more nominees.  If any such nominee is unable to serve as a director, it is intended that the shares represented by proxies will be voted in the absence of contrary indication for any substitute nominee that the Board of Directors designates.

The Board of Directors recommends a vote “FOR” each of the two nominees named below.

Information About Nominees and Directors.   Set forth below, as of May 1, 2005, for each current director and for each nominee for election as a director of the Company, is information regarding age, position(s) with the Company, membership on committees of the Board of Directors, the period served as a director and term of office, business experience during at least the past five years, and other directorships currently held.  Dr. Skolnick, Chairman, President and Chief Executive Officer, Mr. Wunderlich, Chief Financial Officer and director, and Mr. Vazquez, Chief Operating Officer and director, are the only employees or former employees of the Company on the Board of Directors.

Name	Principal Occupation	Age	Director Since

Malcolm H. Skolnick Ph.D., JD

Chairman of the Board of Directors, President and Chief Executive Officer.  Dr. Skolnick has been the Chief Executive Officer and President of the Company since September 9, 1999.  Prior to that time Dr. Skolnick was a Professor in the University of Texas Health Sciences Center at Houston serving in the Medical School Graduate School of Biomedical Sciences and the School of Public Health. Dr. Skolnick has been principal investigator in five clinical trials and holds four medical device patents.   Dr. Skolnick received a Ph.D. in physics from Cornell University and a J.D. from the University of Houston.  He is licensed to practice law in Texas and is a registered patent attorney.  He has practiced intellectual property law, been active in technology transfer and licensing activities and serves on the boards of Biodyne, Inc. and Resolution Forum, Inc.

	69	1999
Lawrence Wunderlich Frank Vazquez

Chief Financial Officer and a director of the Company. Mr. Wunderlich has served as the Chief Financial Officer since August 17, 1999. Mr. Wunderlich worked as a financial consultant at the investment banking firm of Josephthal and Company from October 1996 until august 1998. Prior to his employment at Josephthal, Mr. Wunderlich co-owned The Language Loop, a translation service form 1991 to 1996 and held the position of President.

Chief Operating Officer and a director of the Company since July 2002.  Mr. Vazquez was a consultant specializing in life science start-up enterprises prior to joining the Company.  He was President/CEO of Lark Technologies, Inc. from 1989 to 1999 and Medical Metrics, Inc. from 2000 to 2001.  Mr. Vazquez has been engaged by BCMT, Inc. the commercialization subsidiary of Baylor College of Medicine, the University of Texas Health Science Center-Houston and individual clients to organize and start new medical and biotechnology companies.  Mr. Vazquez previously held management positions with CooperVision, Inc., Booz Allen and Hamilton, ITT Corporation and IBM.  He holds a B.S. from Columbia University.

	47 64	1999 2002

Scott E. Parazynski M.D.

Dr. Scott Parazynski is a graduate of Stanford University and Stanford Medical School, graduating with honors in 1989. While an undergraduate at Stanford University, he studied antigenic variation in African Sleeping Sickness, using sophisticated molecular biological techniques. He served his internship at the Brigham and Women's Hospital of Harvard Medical School, and was in Emergency Medicine residency in Denver, Colorado when selected to become a NASA Astronaut in 1992. While in medical school, he was awarded a NASA Graduate Student Fellowship and conducted research at NASA-Ames Research Center on fluid shifts that occur during human space flight. Additionally, he has been involved in the design of several exercise devices that are being developed for long-duration space flight, and has conducted research on high-altitude acclimatization. Dr. Parazynski has numerous publications in the field of space physiology, and has a particular expertise in human adaptation to stressful environments. He is a veteran of four spaceflights (STS-66, STS-86, STS-95 and STS-100) and three spacewalks, and has logged over 42 days in space, traveling 17 million miles. Dr. Parazynski has been on the Board of Directors of Cytogenix since 2002.

	43	2002
Cy A. Stein, M.D., Ph.D.

Dr. Stein is currently Professor of Medicine Urology and Pharmacology in the Oncology Department of Albert Einstein College of Medicine, New York.  In addition to his clinical and faculty activities, he is co-editor-in-chief of Antisense and Nucleic Acid Drug Development, sits on seven editorial advisory boards, including Nucleic Acids Research, serves on eight scientific advisory boards, including Genta (Berkeley Heights, NJ), Targent (New York, NY), A3D (Heidelberg, Germany), and is an ad hoc reviewer for over 20 peer reviewed journals.  He has authored 97 peer reviewed journal articles.  He has written 56 book chapters, reviews and editorials, and he holds six patents issued and four patents pending.  He attended Brown University (BA), Stanford University (PhD in Organic Chemistry), Albert Einstein College of Medicine (MD), and New York Hospital-Cornell Medical Center (Internship and Residency in Internal Medicine).  Dr Stein was a Clinical Associate and Senior Staff Fellow at The National Cancer Institute, Bethesda, Maryland.

	51	2002

John J. Rossi, PhD

Associate Director for Laboratory Research, City of Hope Comprehensive Cancer Center.  John J. Rossi, PhD began his employment with City of Hope (COH) in 1980 as an assistant research scientist in the Department of Molecular Genetics.  He was promoted to chairman of the Division of Biology in 1992.  In 1993, COH bestowed its highest honor upon him by naming him to its Gallery of Medical and Scientific Achievement for his pioneering work at the molecular level in the battle against AIDS and other major diseases.  In 1998, Dr. Rossi was appointed as the Dean of the City of Hope Graduate School of Biological Sciences.

Dr. Rossi is an expert in ribozymes (molecular scissors).  One of his most notable projects is in the area of ribozyme research in AIDS.  He led the research team that first suggested applying ribozymes to treat HIV.  His research in molecular genetics and microbiology has resulted in eight patents being granted and has served as the basis for more than 120 scientific papers.

Dr. Rossi received his bachelor’s degree from the University of New Hampshire and earned his doctorate at the University of Connecticut.  Prior to his working at COH, Dr. Rossi completed four years of post Ph.D. training at Brown University in Providence, Rhode Island.

	58	2003

Raymond L. Ocampo, Jr..

Raymond L. Ocampo Jr. has served as one of our directors since September 2003. Since April 2004, Mr. Ocampo has served as President and Chief Executive Officer of Samurai Surfer LLC, a consulting and investment company. In November 1996, Mr. Ocampo retired from Oracle Corporation, where he had served in various senior and executive positions since 1986, most recently as Senior Vice President, General Counsel and Secretary since September 1990. Mr. Ocampo is a member of the boards of directors of Intraware, Inc., Keynote Systems, Inc., PMI Group, Inc. and VitalStream Holdings, Inc. Since January 2000, Mr. Ocampo has also served as a member of the board of directors of the Berkeley Center for Law & Technology, which he co-founded in 1996.

	51	2003

MEETINGS AND COMMITTEES OF THE BOARD

During the fiscal year ended December 31, 2004, the Board of Directors of the Company held 5 meetings. The Board of Directors has no standing committees (audit, compensation or nominating).   Each director participated in at least 75% of all meetings of the Board of Directors.

The Board of Directors has no standing nominating committee. Nominations of directors are made by the board of directors. The directors are of the view that the present management structure (only three of the seven directors are employees of the Company) does not warrant the appointment of a Nominating Committee.

The Company encourages each member of the board of directors to attend the Annual Meeting of Shareholders.  Dr. Skolnick and Messrs. Vazquez and Wunderlich were the only directors who attended the 2004 Annual Meeting of Shareholders.

COMPENSATION OF DIRECTORS

The Company pays directors who are not employees of the Company $1,000 in restricted Common Stock per each attended Board meeting.  The Board of Directors may also make discretionary option grants to its non-employee directors.

EXECUTIVE COMPENSATION

The following table shows all compensation earned for services rendered to the Company during the fiscal years ended December 31, 2002, 2003 and 2004 by the President and Chief Executive Officer of the Company and the Chief Financial Officer of the Company (the “Named Executive Officers”).

	Annual Compensation
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	LONG-TERM COMPENSATION AWARD(S) RESTRICTED STOCK AWARD(S) ($)
Malcolm Skolnick (CEO)[1]	2004	161,500	—	$36,000
	2003	132,703	—	$54,969
	2002	117,500	—	$30,000
Lawrence Wunderlich (CFO)[2]	2004	106,500	—	$36,000
	2003	86,701	—	$38,400
	2002	70,502	—	$18,000

(1)

Dr. Skolnick was issued shares of restricted Common Stock as compensation as follows:

DATE	$ VALUE	CLOSING PRICE	NUMBER OF SHARES
12/31/04	$1,500	$0.80	1,250
12/15/04	$1,500	$0.57	1,754
11/30/04	$1,500	$0.28	3,571
11/15/04	$1,500	$0.27	3,704
10/31/04	$1,500	$0.31	3,226
10/15/04	$1,500	$0.24	4,167
9/30/04	$1,500	$0.27	3,704
9/15/04	$1,500	$0.27	3,704
8/31/04	$1,500	$0.25	3,968
8/15/04	$1,500	$0.29	3,448
7/31/04	$1,500	$0.25	3,571
7/15/04	$1,500	$0.40	2,500
6/30/04	$1,500	$0.44	2,273
6/15/04	$1,500	$0.55	1,818
5/31/04	$1,500	$0.56	1,786
5/15/04	$1,500	$0.62	1,613
4/30/04	$1,500	$0.65	1,538
4/15/04	$1,500	$0.67	1,504
3/31/04	$1,500	$0.67	1,504
3/15/04	$1,500	$0.76	1,316

2/28/04	$1,500	$0.68	1,471
2/15/04	$1,500	$0.60	1,667
1/31/04	$1,500	$0.72	1,389
1/15/04	$1,500	$0.81	1,235
12/31/03	$1,500	$0.80	1,875
12/15/03	$1,500	$0.535	2,804
11/28/03	$1,500	$0.58	2,586
11/14/03	$1,500	$0.79	1,899
10/31/03	$1,500	$0.83	1,807
10/15/03	$1,500	$0.87	1,724
9/30/03	$1,500	$0.81	1,852
9/15/03	$1,500	$0.74	2,027
8/30/03	$1,250	$0.58	2,155
8/15/03	$1,250	$0.61	2,049
7/30/03	$1,250	$0.59	2,119
7/15/03	$1,250	$0.58	2,155
6/30/03	$1,250	$0.19	6,579
6/15/03	$1,250	$0.13	9,615
5/31/03	$1,250	$0.07	19,231
5/15/03	$1,250	$0.08	16,667
4/30/03	$1,250	$0.04	35,714
4/14/03	$1,250	$0.06	20,833
3/31/03	$1,250	$0.05	25,000
3/14/03	$1,250	$0.08	15,625
2/28/03	$1,250	$0.08	15,625
2/14/03	$1,250	$0.09	13,889
1/31/03	$1,250	$0.13	9,615
1/27/03	$22,969	$0.115	208,426
1/15/03	$1,250	$0.10	12,500
12/31/02	$1,250	$0.10	12,500
12/13/02	$1,250	$0.12	10,417
11/29/02	$1,250	$0.11	11,364
11/15/02	$1,250	$0.11	11,364
10/31/02	$1,250	$0.12	10,417
10/12/02	$1,250	$0.15	8,333
9/30/02	$1,250	$0.12	10,417
9/13/02	$1,250	$0.15	8,333
8/30/02	$1,250	$0.17	7,576
8/15/02	$1,250	$0.17	7,576
7/31/02	$1,250	$0.22	5,814
7/12/02	$1,250	$0.20	6,250
6/30/02	$1,250	$0.19	6,579
6/15/02	$1,250	$0.25	5,000
5/31/02	$1,250	$0.27	4,630
5/15/02	$1,250	$0.27	4,630
4/30/02	$1,250	$0.28	4,545
4/14/02	$1,250	$0.40	3,125
3/29/02	$1,250	$0.37	3,378
3/15/02	$1,250	$0.35	3,571
2/28/02	$1,250	$0.22	5,682
2/14/02	$1,250	$0.20	6,250

1/31/02	$1,250	$0.21	5,952
1/15/02	$1,250	$0.21	5,952

(2)    Mr. Wunderlich was issued shares of restricted Common Stock as compensation as follows:

DATE	$ VALUE	CLOSING PRICE	NUMBER OF SHARES
12/31/04	$1,000	$0.80	1,875
12/15/04	$1,000	$0.57	2,632
11/30/04	$1,000	$0.28	5,357
11/15/04	$1,000	$0.27	5,556
10/31/04	$1,000	$0.31	4,839
10/15/04	$1,000	$0.24	6,250
9/30/04	$1,000	$0.27	5,556
9/15/04	$1,000	$0.27	5,556
8/31/04	$1,000	$0.25	5,952
8/17/04	$12,000	$0.07	162,182
8/15/04	$1,000	$0.29	5,172
7/31/04	$1,000	$0.25	5,357
7/15/04	$1,000	$0.40	3,750
6/30/04	$1,000	$0.44	3,409
6/15/04	$1,000	$0.55	2,727
5/31/04	$1,000	$0.56	2,679
5/15/04	$1,000	$0.62	2,419
4/30/04	$1,000	$0.65	2,308
4/15/04	$1,000	$0.67	2,256
3/31/04	$1,000	$0.67	2,256
3/15/04	$1,000	$0.76	1,974
2/28/04	$1,000	$0.68	2,206
2/15/04	$1,000	$0.60	2,500
1/31/04	$1,000	$0.72	2,083
1/15/04	$1,000	$0.81	1,852
12/31/03	$1,000	$0.80	1,250
12/15/03	$1,000	$0.535	1,869
11/28/03	$1,000	$0.58	1,724
11/14/03	$1,000	$0.79	1,266
10/31/03	$1,000	$0.83	1,205
10/15/03	$1,000	$0.87	1,149
9/30/03	$1,000	$0.81	1,235
9/15/03	$1,000	$0.74	1,351
8/30/03	$1,000	$0.58	1,724
8/15/03	$1,000	$0.61	1,639
7/30/03	$1,000	$0.59	1,695
7/15/03	$1,000	$0.58	1,724
6/30/03	$1,000	$0.19	5,263
6/15/03	$1,000	$0.13	7,692
5/31/03	$1,000	$0.07	15,385
5/15/03	$1,000	$0.08	13,333
4/30/03	$1,000	$0.04	28,571

4/14/03	$1,000	$0.06	16,667
3/31/03	$1,000	$0.05	20,000
3/14/03	$1,000	$0.08	12,500
2/28/03	$1,000	$0.08	12,500
2/14/03	$1,000	$0.09	11,111
1/31/03	$1,000	$0.13	7,692
1/27/03	$14,400	$0.115	125,217
1/15/03	$1,000	$0.10	10,000
12/31/02	$750	$0.10	7,500
12/13/02	$750	$0.12	6,250
11/29/02	$750	$0.11	6,818
11/15/02	$750	$0.11	6,818
10/31/02	$750	$0.12	6,250
10/12/02	$750	$0.15	5,000
9/30/02	$750	$0.12	6,250
9/13/02	$750	$0.15	5,000
8/30/02	$750	$0.17	4,545
8/15/02	$750	$0.17	4,545
7/31/02	$750	$0.22	3,488
7/12/02	$750	$0.20	3,750
6/30/02	$750	$0.19	3,947
6/15/02	$750	$0.25	3,000
5/31/02	$750	$0.27	2,778
5/15/02	$750	$0.27	2,778
4/30/02	$750	$0.28	2,727
4/14/02	$750	$0.40	1,875
3/29/02	$750	$0.37	2,027
3/15/02	$750	$0.35	2,143
2/28/02	$750	$0.22	3,409
2/14/02	$750	$0.20	3,750
1/31/02	$750	$0.21	3,571
1/15/02	$750	$0.21	3,571

Option Exercises and Year-End Option Values.  The following table provides information as to options exercised by the Named Executive Officer in 2004 and year-end value of unexercised options held by the Named Executive Officer.

Aggregate Option Exercises in 2004 and
December 30, 2004 Option Values

			Number of Securities Underlying Unexercised Options at December 31, 2004 (#)	Value of Unexercised In-the-Money Options at December 31, 2004 ($)
Name	Shares Acquired On Exercise (#)	Value Realized ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable(1)
Malcolm H. Skolnick	0	0	5,000,000 / 0	2,825,000 / 0
Lawrence Wunderlich	0	0	3,200,000 / 0	1,808,000 / 0

______________________

(1)

Value is based on the $0.75 per share closing price of Common Stock on December 30, 2004, the last day of trading prior to the end of the fiscal year, less the exercise price.

Securities Authorized for Issuance Under Equity Compensation Plans.  The following table sets forth certain information with respect to our equity compensation plans as of December 30, 2004:

EQUITY COMPENSATION PLAN INFORMATION
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1)
Equity compensation plans approved by our stockholders(2)	14,550,000	$0.204	3,450,000
Equity compensation plans not approved by our stockholders	0	0	0

_________________

(1)

Excludes securities to be issued upon the exercise of outstanding options, warrants and rights.

(2)

Includes options granted under the Cytogenix, Inc. 2003 Stock Option Plan.

Employment Agreement.  The Company entered into an employment agreement with Dr. Skolnick on August 1, 2003 with a five-year initial term. Dr. Skolnick’s base annual salary under the employment agreement is $144,000.  Mr. Wunderlich does not have an employment agreement with the Company.

PROPOSAL 2. – APPROVAL OF 2005 STOCK OPTION PLAN

The Company's shareholders are being asked to approve the adoption of the Company's 2005 Stock Option Plan (the "Option Plan").  In the following discussion of the Option Plan capitalized terms have the same meanings as defined in the Option Plan, unless otherwise noted.

The purpose of the Option Plan is to promote the interest of the Company and its shareholders and the Company’s success by providing a method whereby a variety of equity based incentives and other awards may be granted to employees, directors of the Company, and to selected consultants.  The Option Plan is intended to enable the Company and its management team to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, to promote the success of the Company's business, and to increase shareholder value by further aligning the interests of its employees with the interests of the Company's shareholders by providing an opportunity to benefit from stock price appreciation that generally accompanies improved financial performance.  The Board of Directors believes that the Company's long-term success is dependent upon the ability of the Company and management team to attract and retain superior individuals who, by virtue of their ability and qualifications, make important contributions to the Company.

Initially, a total of 18,000,000 shares of Common Stock (the "Shares") have been reserved for issuance under the Option Plan. The Option Plan will terminate on July 14, 2015.

The table below sets forth, as of the Record Date, the assumed amount and the dollar value of awards that will be received by the Named Executive Officer (as defined on page 10) and other groups, subject to obtaining shareholder approval:

Name and Position	Number of Shares under the Stock Option Plan[1]
Malcolm H. Skolnick	3,000,000
Lawrence Wunderlich	3,000,000
All executive officers as a group	10,200,000
All current directors who are not executive officers as a group	1,000,000
All employees, including all current officers who are not executive officers, as a group	3,000,000

______________________

1.  Upon shareholder approval, 33.3% of each award will vest with 33.3% of each award vesting on each of first and second anniversaries of the date of grant.

Awards granted under the Option Plan are to be determined from time to time by a compensation committee to be constituted upon approval of the plan by the shareholders (the “Compensation Committee”). It is impossible at this time to indicate the precise number, name or positions of persons who will hereafter receive Options under the Option Plan.

Summary of the Stock Option Plan

A general description of the principal terms of the Option Plan as proposed is set forth below. This description is qualified in its entirety by the terms of the Option Plan, a copy of which is attached to this Proxy Statement as Annex I and is incorporated by reference herein.

The purpose of the Option Plan is to promote the interests of the Company and its shareholders and the Company’s success by providing a method whereby a variety of equity based incentives and other awards may be granted to employees, directors of the Company and to selected consultants. The Option Plan shall become effective upon the affirmative vote of a majority of the votes cast by shareholders of the Company’s Common Stock in person or by proxy at the Annual Meeting.

Administration. The Compensation Committee of the Board will administer the Option Plan. The Compensation Committee will have the authority to construe and interpret the Option Plan; amend and rescind rules relating to the Option Plan; make all necessary determinations for the administration of the Option Plan; determine whether Options will be granted alone or in combination or in tandem with other Options; and determine whether cash will be paid or Options will be granted in replacement of, or as alternatives to, other incentives. Furthermore, the Compensation Committee may correct any defect or inconsistency in the Option Plan or in any Option and has the authority to take all other actions it deems necessary or advisable for the proper administration of the Option Plan.

Eligibility. Any employee in good standing is eligible to become a participant in the Option Plan.  A member of the Board of Directors of the Company or a subsidiary who is not an employee of the Company or a subsidiary shall be eligible to receive Options.  Any individual who acts as an independent contractor to the Company and who renders services directly for the Company or a Subsidiary who is not a Director of the Company shall be eligible to receive Options.  As of May 24, 2005, approximately eleven employees and four members of the Board of Directors who are not employees are eligible to participate in the Option Plan.

Options. The maximum number of shares of Common Stock issuable on exercise of the Options granted under the Option Plan shall be approved by the Shareholders.  Initially, a total of 18,000,000 shares of Common Stock shall be reserved for issuance under the Option Plan.  No Option shall be granted pursuant to the Option Plan on or after the tenth anniversary date of July 14, 2005, but Options granted prior to such tenth anniversary may extend beyond that date to the date(s) specified in the agreement(s) covering such Options.

If an Option expires or is terminated, surrendered or cancelled without having been fully exercised, the unused shares covered by any such Option shall again be available for grant under the Option Plan.  However, if the expiration of the termination date of an Option is beyond the term of the existence of the Option Plan, then any shares covered by unexercised or terminated Options shall not reactivate the existence of the Option Plan and therefore may not be available for additional grants under the Option Plan.

The intent of the Option Plan is to qualify the Options granted to employees as “incentive stock options” under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).  Options shall contain terms as may be necessary to qualify the Options granted therein as incentive stock options pursuant to Section 422 of the Code, or any successor statute, including that such incentive stock options shall be granted only to employees, that such incentive stock options are non-transferable, and which shall conform to all other requirements of the Code.

The exercise price of each incentive stock option shall not be less than 100% of the Fair Market Value of the underlying shares of Common Stock on the date of the grant.  No incentive stock option shall be granted to any employee who directly or indirectly owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless at the time of such grant the exercise price of the Option is at least 110% of the Fair Market Value of the underlying shares of Common Stock subject to the Option and such Option is not exercisable after the expiration of five years from the date of the grant.  No incentive stock option shall be granted to a person in his capacity as an Employee of a subsidiary if the Company has less than 50 percent ownership interest in such Subsidiary.

Options granted to employees, consultants and non-employee directors of the Company may be exercised upon termination of such status with the Company within the following periods, or such shorter periods as determined by the Compensation Committee at the time of the grant:

·

If on account of death, Options may be exercised any time during the 12-month period following death unless by its terms it expires sooner;

·

If on account of termination of employment by the Company for Misconduct, no unexercised Option shall be exercisable to any extent after termination;

·

If on account of certified disability, Options may be exercised any time during the 12-month period following disability unless by its terms it expires sooner; and

·

If for any reason other than those listed above, Options may be exercised within 31 days of such termination.

Options granted to non-employee directors of the Company or a subsidiary shall not be incentive stock options and shall have an exercise price equal to the Fair Market Value of the underlying shares of Common Stock on the date of the grant. The term of the Options shall be not more than ten years.

Options granted to consultants shall not be incentive stock options.  Grants of non-qualified stock options to Consultants shall have an exercise price equal to the Fair Market Value of the underlying shares of Common Stock on the date of the grant.  The term of the Options shall be not more than ten years.

Amendment of Option Plan. The Board of Directors, upon recommendation of the Compensation Committee, may amend or alter the Option Plan at any time and from time to time without the approval of shareholders, unless shareholder approval is required by federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted.  Rights and obligations under any Option granted before amendment of the Option Plan shall not be materially altered or impaired adversely by such amendment, except with consent of the person to whom the Option was granted.

Assignability of Rights. The rights of a participant under the Option Plan shall not be assignable by such participant, by operation of law or otherwise. No participant may create a lien on any funds, securities, rights or other property to which such Participant may have an interest under the Option Plan.

Certain Federal Tax Consequences

The following is only a summary of the current effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Option Plan.  Reference should be made to the applicable provisions of the Code.  In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any municipality, state or foreign country to which the participant may be subject.

Non-qualified Stock Option. The grant of a non-qualified stock Option under the Option Plan will not result in any federal income tax consequences to the participant or to the Company.  Upon exercise of a non-qualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the Option exercise price and the fair market value of the shares on the date of exercise.  This income is subject to withholding for federal income and employment tax purposes.  The Company is entitled to an income tax deduction in the amount of the income recognized by the participant.  Any gain or loss on the participant's subsequent disposition of the shares of

Common Stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise.  The Company does not receive a tax deduction for any such gain.  The maximum marginal rate at which ordinary income is taxed to individuals is currently 39.6 percent. The maximum rate at which long-term capital gains for most types of property are taxed is 20 percent.

Incentive Stock Option. The grant of an incentive stock option under the Option Plan will not result in any federal income tax consequences to the participant or to the Company.  A participant recognizes no federal taxable income upon exercising an incentive stock option (“ISO”) (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise.  In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the participant has held the shares of Common Stock.  If the participant does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price.  The Company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a “disqualifying disposition”).  The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price, or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price.  Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year.  The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the participant.

The “spread” under an ISO (i.e., the difference between the fair market value of the shares at exercise and the exercise price) is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax.

The foregoing is only a summary of the current effect of federal income taxation upon the grantee and the Company with respect to the shares purchased under the Option Plan.  Reference should be made to the applicable provisions of the Code.  In addition, the summary does not discuss the tax consequences of a grantee's death or the income tax laws of any municipality, state or foreign country to which the grantee may be subject.

Vote Required for Proposal Two

If a quorum exists, proposal two will be approved if the votes cast in person or proxy by holders of the Company’s Common Stock favoring the proposal exceed the votes cast by holders of the Company’s Common Stock opposing the proposal.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE STOCK OPTION PLAN AND 18,000,000 SHARES INITIALLY RESERVED THEREUNDER

PROPOSAL 3. - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board of Directors has selected Lopez, Blevins, Bork & Associates, LLP, which has served as independent auditors of the Company since August 19, 2004 as independent auditors to audit the books, records and accounts of the Company for the fiscal year ended December 31, 2004.  The Board of Directors recommends a vote FOR approval of such selection.  A representative of Lopez, Blevins, Bork & Associates, LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement, if such representative chooses to do so, and will be available to respond to appropriate questions.

AUDIT FEES; CHANGES IN ACCOUNTANTS

FEES AND EXPENSES OF INDEPENDENT ACCOUNTANT FEES

The following table sets forth the amount of audit fees, audit related fees and tax fees billed or expected to be billed by Malone & Bailey, PLLC and Lopez, Blevins, Bork & Associates, LLP, our independent auditors, for the years ended December 31, 2003 and 2004, respectively:

	2004	2003
	Amount	Amount
Audit Fees(1)	$12,400	$9,000
Audit-Related Fees(2)	0	0
Tax Fees(3)	$1,750	$1,750
All Other Fees	0	0
Total Fees	$14,150	$10,750

______________________

(1)

Includes the annual consolidated financial statement audit, review of quarterly reports on Form 10-QSB and other services associated with the audit.

(2)

During the indicated periods, Malone & Bailey, PLLC and Lopez, Blevins, Bork & Associates LLP did not provide us with any information technology services relating to financial information systems design and implementation.

(3)

Includes fees and expenses for services primarily related to tax compliance, tax advice and tax planning for certain acquisitions.

On April 16, 2003, the Company engaged Malone & Bailey, PPLC, of Houston, Texas as its principal independent accountants to audit the Company’s financial statements.  The Company’s Board of Directors approved the engagement of Malone & Bailey, PLLC on April 15, 2003.

In August 19, 2004 the Company advised Malone & Bailey, PLLC (“MB”) of its termination as the Company’s independent accountant.  MB has issued no reports on the financial statements of the Company for any period subsequent to December 31, 2003.  The report of MB on the Company’s financial statements for the fiscal year ended December 31, 2003 contains a modification for a going concern uncertainty.  MB issued no reports on the financial statements of the Company for any period prior to December 31, 2002.  The decision to change independent auditors was approved by the Board of Directors.  The Company has not had any disagreements with MB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MB, would have caused them to make reference thereto in their report on the financial statements of the Company.  MB furnished the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements on August 31, 2004, which was filed as an exhibit to the Company’s Current Report on Form 8-K/A dated August 31, 2004.

On August 19, 2004, the Company engaged Lopez, Blevins, Bork & Associates LLP of Houston, Texas as its principal independent accountants to audit the Company’s financial statements.  The Company’s Board of Directors approved the engagement of Lopez, Blevins, Bork & Associates LLP on August 18, 2004.

ANNUAL REPORT

The Company’s Annual Report of Form 10-KSB covering the fiscal year ended December 31, 2004 accompanies this Proxy Statement.  Except for the financial statements included in the Annual Report that are specifically incorporated by reference herein, the Annual Report of Form 10-KSB is not incorporated in this Proxy Statement and is not to be deemed part of this proxy soliciting material.  Additional copies of the Annual Report of Form 10-KSB are available upon request.

OTHER MATTERS

Compliance With Section 16(a) of the Exchange Act.  Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of a registered class of the Company’s Common Stock to file initial reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all Section 16(a) forms they file.  The Company believes that all filings required to be made under Section 16(a) were timely made.

Other Matters.  At the date hereof, the Board of Directors does not know of any other business to be presented at the Annual Meeting of Shareholders.  If any other matter properly comes before the meeting, however, it is intended that the persons named in the accompanying proxy will vote such proxy in accordance with the discretion and instructions of the Board of Directors.

SUBMISSION OF SHAREHOLDER PROPOSALS

Shareholders wishing to submit proposals for consideration by the Company’s Board of Directors at the Company’s 2005 Annual Meeting of Shareholders should submit them in writing to the attention of the Secretary of the Company no later than January 26, 2005, so that it may be considered by the Company for inclusion in its proxy statement and form of proxy for that meeting.

A shareholder who wishes to make a proposal at the 2005 Annual Meeting of Shareholders without complying with the requirements of Rule 14a-8 (and therefore without including the proposal in our proxy materials) must notify us of the proposal by April 1, 2005.  If a shareholder fails to timely give notice of a potential proposal, then the persons named as proxies in the proxy cards solicited by our Board of Directors for that meeting will be entitled to vote the proxy cards held by them regarding that proposal, if properly raised at the meeting, in their discretion or as directed by our management.

By Order of the Board of Directors,

Lawrence Wunderlich
June 14, 2005

ANNEX I

CYTOGENIX, INC.
2005 STOCK OPTION PLAN

ARTICLE I.
THE PLAN

1.1.    Name. This Plan shall be known as the “Cytogenix, Inc. 2005 Stock Option Plan.”  Capitalized terms used herein are defined in Article VII hereof.

1.2.    Purpose.  The purpose of the Plan is to promote the growth and general prosperity of the Company by permitting the Company to grant Options to purchase Common Stock of the Company to key Employees, Nonemployee Directors, and Advisors.  The Plan is designed to help the Company and its subsidiaries and affiliates attract and retain superior personnel for positions of substantial responsibility and to provide key Employees, Nonemployee Directors, and Advisors with an additional incentive to contribute to the success of the Company.  The Company intends that Incentive Stock Options granted pursuant to Article III shall qualify as “incentive stock options” within the meaning of Section 422 of the Code.

1.3.    Effective Date.  The Plan shall become effective upon the Effective Date.

1.4.   Eligibility to Participate.  Any key Employee, Nonemployee Director, or Advisor shall be eligible to participate in the Plan.  Subject to the following provisions, the Committee may grant Options in accordance with such determinations as the Committee from time to time in its sole discretion shall make; provided, however, that Incentive Stock Options may be granted only to persons who are Employees.

1.5.    Shares Subject to the Plan.  The shares of Common Stock to be issued pursuant to the Plan shall be either authorized and unissued shares of Common Stock or shares of Common Stock issued and thereafter acquired by the Company.

1.6.    Maximum Number of Plan Shares.  Subject to adjustment pursuant to the provisions of Section 5.2, and subject to any additional restrictions elsewhere in the Plan, the maximum aggregate number of shares of Common Stock that may be issued and sold hereunder shall be 18,000,000.  No more than 9,000,000 shares of Common Stock shall be available for Incentive Stock Options.  Subject to adjustment pursuant to the provisions of Section 5.2, and subject to any additional restrictions elsewhere in the Plan, the maximum aggregate number of shares of Common Stock with respect to which Options may be granted to any Optionee during the term of the Plan shall not exceed 5,000,000 shares.

1.7.    Options and Stock Granted Under Plan.  If an Option terminates without being wholly exercised, new Options may be granted hereunder covering the number of Plan Shares to which such Option termination relates.  Moreover, when an Option is exercised in whole or in part, the number of Plan Shares then available for issuance hereunder shall be increased by a number of shares equal to the number of Plan Shares to which the exercise relates.

1.8.    Conditions Precedent.  The Company shall not issue any certificate for Plan Shares pursuant to the Plan prior to fulfillment of all of the following conditions:

(a)    The admission of the Plan Shares to listing on all stock exchanges on which the Common Stock is then listed, unless the Committee determines in its sole discretion that such listing is neither necessary nor advisable;

(b)    The completion of any registration or other qualification of the offer or sale of the Plan Shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body that the Committee shall in its sole discretion deem necessary or advisable; and

(c)    The obtaining of any approval or other clearance from stockholders of the Company and any federal or state governmental agency that the Committee shall in its sole discretion determine to be necessary or advisable.

1.9.    Reservation of Shares of Common Stock.  During the term of the Plan, the Company shall at all times reserve and keep available such number of shares of Common Stock as shall be necessary to satisfy the requirements of the Plan as to the number of Plan Shares.  In addition, the Company shall from time to time, as is necessary to accomplish the purposes of the Plan, seek or obtain from any regulatory agency having jurisdiction any requisite authority that is necessary to issue Plan Shares hereunder.  The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance of any Plan Shares shall relieve the Company of any liability in respect of the nonissuance of Plan Shares as to which the requisite authority shall not have been obtained.

1.10.    Tax Withholding.

(a)    Condition Precedent.  The issuance of Plan Shares is subject to the condition that if at any time the Committee shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state or local law is necessary or desirable as a condition of, or in connection with, such issuances, then the issuances shall not be effective unless the withholding shall have been effected or obtained in a manner acceptable to the Committee.

(b)    Manner of Satisfying Withholding Obligation.  When a participant is required by the Committee to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the exercise of an Option, such payment may be made (i) in cash, (ii) by check, (iii) if permitted by the Committee, by delivery to the Company of shares of Common Stock already owned by the participant having a Fair Market Value on the Tax Date equal to the amount required to be withheld, (iv) if permitted by the Committee, through the withholding by the Company of a portion of the Plan Shares acquired upon the exercise of the Options (if applicable) having a Fair Market Value on the Tax Date equal to the amount required to be withheld, or (v) in any other form of valid consideration, as permitted by the Committee in its discretion.

(c)    Notice of Disposition of Stock Acquired Pursuant to Incentive Stock Options.  The Company may require as a condition to the issuance of Plan Shares covered by any Incentive Stock Option that the party exercising such Option give a written representation to the Company, which is satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he or she shall report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code.  If and to the extent that the realization of income in such a disposition imposes upon the Company federal, state or local withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, the Company shall have the right to require that the recipient remit to the Company an amount sufficient to satisfy those requirements; and the Company may require as a condition to the issuance of Plan Shares covered by an Incentive Stock Option that the party exercising such Option give a satisfactory written representation promising to make such a remittance.

1.11.    Exercise of Options.

(a)    Method of Exercise.  Each Option shall be exercisable in accordance with the terms of the Option Agreement pursuant to which the Option was granted.  No Option may be exercised for a fraction of a Plan Share.

(b)    Payment of Purchase Price.  The purchase price of any Plan Shares purchased shall be paid at the time of exercise of the Option either (i) in cash, (ii) by certified or cashier’s check, (iii) if permitted by the Committee, by shares of Common Stock, (iv) if permitted by the Committee, by cash or certified or cashier’s check for the par value of the Plan Shares plus a promissory note for the balance of the purchase price, which note shall provide for full personal liability of the maker and shall contain such terms and provisions as the Committee may determine, including without limitation the right to repay the note partially or wholly with Common Stock, (v) by delivery of a copy of irrevocable instructions from the Optionee to a broker or dealer, reasonably acceptable to the Company, to sell certain of the Plan Shares purchased upon exercise of the Option or to pledge them as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, or (vi) in any other form of valid consideration, as permitted by the Committee in its discretion.  If any portion of the purchase price or a note given at the time of exercise is paid in shares of Common Stock, those shares shall be valued at the then Fair Market Value.

1.12.    Written Notice Required.  Any Option shall be deemed to be exercised for purposes of the Plan when written notice of exercise has been received by the Company at its principal office from the person entitled to exercise the Option and payment for the Plan Shares with respect to which the Option is exercised has been received by the Company in accordance with Section 1.11.

1.13.    Compliance with Securities Laws.  Plan Shares shall not be issued with respect to any Option unless the issuance and delivery of the Plan Shares and the exercise of an Option shall comply with all relevant provisions of state and federal law (including without limitation (i) the Securities Act and the rules and regulations promulgated thereunder, and (ii) the requirements of any stock exchange upon which the Plan Shares may then be listed) and shall be further subject to the approval of counsel for the Company with respect to such compliance.  The Committee  may also require a participant to furnish evidence satisfactory to the Company, including without limitation a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the Plan Shares are being acquired only for investment and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation.  Further, each participant shall consent to the imposition of a legend on the certificate representing the Plan Shares issued pursuant to the exercise of an Option restricting their transfer as required by law or this section.

1.14.    Employment or Service of Optionee.  Nothing in the Plan or in any Option granted hereunder shall confer upon any Employee any right to continued employment by the Company or any of its subsidiaries or affiliates or limit in any way the right of the Company or any of its subsidiaries or affiliates  at any time to terminate or alter the terms of that employment.  Nothing in the Plan or in any Option granted hereunder shall confer upon any Nonemployee Director or Advisor any right to continued service as a Nonemployee Director or Advisor of the Company or any of its subsidiaries or affiliates or limit in any way the right of the Company or any of its subsidiaries or affiliates at any time to terminate or alter the terms of that service.

1.15.    Rights of Optionees Upon Termination of Employment or Service.  In the event an Optionee ceases to be an Employee, Nonemployee Director, or Advisor for any reason other than death, Permanent Disability or Misconduct, unless provided in an Option Agreement or in Article VI hereof, then, the unvested portion of the Optionee’s Option shall terminate immediately and cease to remain outstanding and the vested portion shall immediately terminate at the beginning of the thirty-first (31st) day following termination of Optionee’s service.  In the event an Optionee ceases to serve as an Employee, Nonemployee Director, or Advisor due to death, Permanent Disability or Misconduct, the Optionee’s Options may be exercised as follows:

(a)    Death.  Except as otherwise limited by the Committee at the time of the grant of an Option, if an Optionee dies while serving as an Employee, Nonemployee Director, or Advisor or within three months after ceasing to be an Employee, Nonemployee Director, Advisor, his or her Option shall become fully exercisable on the date of his or her death and shall expire 12 months thereafter, unless by its terms it expires sooner or unless, with respect to a Nonqualified Stock Option, the Committee agrees, in its sole discretion, to further extend the term of such Nonqualified Stock Option.  During such period, the Option may be fully exercised, to the extent that it remains unexercised on the date of death, by the Optionee’s personal representative or by the distributees to whom the Optionee’s rights under the Option shall pass by will or by the laws of descent and distribution.

(b)    Disability.  If an Optionee ceases to serve as an Employee, Nonemployee Director, or Advisor as a result of Permanent Disability, the Optionee’s Option shall become fully exercisable and shall expire 12 months thereafter, unless by its terms it expires sooner or, unless, with respect to a Nonqualified Stock Option, the Committee agrees, in its sole discretion, to extend the term of such Nonqualified Stock Option.

(c)    Misconduct.  Should the Optionee cease to be an Employee, Nonemployee Director or Advisor because of Misconduct, the Optionee’s Option shall terminate whether vested or unvested immediately.

1.16.    Transferability of Options.  Except as the Committee may otherwise provide, Options shall not be transferable other than by will or the laws of descent and distribution or,

with respect to Nonqualified Stock Options, pursuant to the terms of a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder, and, with respect to Incentive Stock Options, may be exercised during the lifetime of an Optionee only by that Optionee or by his or her legally authorized representative.  The designation by an Optionee of a beneficiary shall not constitute a transfer of the Option.  The Committee may, in its discretion, provide in an Option Agreement that Nonqualified Stock Options granted hereunder may be transferred by the Optionee to members of his or her immediate family, trusts for the benefit of such immediate family members and partnerships in which such immediate family members are the only partners.

1.17.    Information to Participants.  The Company shall furnish to each participant a copy of the annual report, proxy statements and all other reports (if any) sent to the Company’s stockholders.  Upon written request, the Company shall furnish to each participant a copy of its most recent Form 10-K Annual Report (if any) and each quarterly report to stockholders issued (if any) since the end of the Company’s most recent fiscal year.

ARTICLE II.
ADMINISTRATION

2.1.    Committee.  The Plan shall be administered by a Committee, which shall be appointed by the Board.  If the Board so elects, the Plan may be administered by different Committees with respect to different groups of participants.  The Committee shall be constituted to satisfy applicable laws.  Subject to the provisions of the Plan, the Committee shall have the sole discretion and authority to determine from time to time the Employees, Non-Employee Directors, and Advisors to whom Options shall be granted and the number of Plan Shares subject to each Option, to interpret the Plan, to prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the Plan, to determine and interpret the details and provisions of each Option Agreement, to modify or amend any Option Agreement or waive any conditions or restrictions applicable to any Options (or the exercise thereof), and to make all other determinations necessary or advisable for the administration of the Plan.  The Board may remove any member of the Committee, with or without cause.

2.2.    Majority Rule; Unanimous Written Consent.  A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all members of the Committee shall constitute the action of the Committee.  Meetings of the Committee may take place by telephone conference call.

2.3.    Company Assistance.  The Company shall supply full and timely information to the Committee on all matters relating to Employees, Nonemployee Directors, and Advisors, their employment, death, Permanent Disability, or other termination of employment or other relationship with the Company, and such other pertinent facts as the Committee may require.  The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

2.4.    Exculpation of Committee.  No member of the Committee shall be personally liable for, and the Company shall indemnify all members of the Committee and hold them harmless against, any claims resulting directly or indirectly from any action or inaction by the Committee pursuant to the Plan.

ARTICLE III.
INCENTIVE STOCK OPTIONS

3.1.    Terms and Conditions.  The terms and conditions of Options granted under this Article may differ from one another as the Committee shall, in its discretion, determine, as long as all Options granted under this Article satisfy the requirements of this Article.

3.2.    Duration of Options.  Each Option granted pursuant to this Article and all rights thereunder shall expire on the date determined by the Committee, but in no event shall any Option granted under this Article expire earlier than one year or later than 10 years after the date on which the Option is granted.  In addition, each Option shall be subject to early termination as provided elsewhere in the Plan.

3.3.    Purchase Price.  The purchase price for Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option granted under this Article shall not be less than the Fair Market Value of the Plan Shares at the time of the grant of the Option; provided, however, in the event of the grant of any Option to an individual who, at the time the Option is granted, owns shares of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or affiliate thereof within the meaning of Section 422 of the Code, the purchase price for the Plan Shares subject to that Option must be at least 110% of the Fair Market Value of those Plan Shares at the time the Option is granted and the Option must not be exercisable after the expiration of five years from the date of its grant.

3.4.    Maximum Amount of Options First Exercisable in Any Calendar Year.  The aggregate Fair Market Value of Plan Shares (determined at the time the Option is granted) with respect to which Options issued under this Article are exercisable for the first time by any Employee during any calendar year under all incentive stock option plans of the Company and its Subsidiaries and affiliates shall not exceed $100,000.  Any portion of an Option granted under the Plan in excess of the foregoing limit shall be considered granted pursuant to Article IV.

3.5.    Individual Option Agreements.  Each Employee receiving Options pursuant to this Article shall be required to enter into a written Option Agreement with the Company.  In such Option Agreement, the Employee shall agree to be bound by the terms and conditions of the Plan, the Options made pursuant hereto, and such other matters as the Committee deems appropriate.

ARTICLE IV.
NONQUALIFIED STOCK OPTIONS

4.1.    Option Terms and Conditions.  The terms and conditions of Options granted under this Article may differ from one another as the Committee shall, in its discretion, determine as long as all Options granted under this Article satisfy the requirements of this Article.

4.2.    Duration of Options.  Each Option granted pursuant to this Article and all rights thereunder shall expire on the date determined by the Committee.  In addition, each Option shall be subject to early termination as provided elsewhere in the Plan.

4.3.    Purchase Price.  The purchase price for the Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option granted under this Article shall not be less than the Fair Market Value of the Plan Shares at the time of the grant of the Option.

4.4.    Individual Option Agreements.  Each Optionee receiving Options pursuant to this Article shall be required to enter into a written Option Agreement with the Company.  In such Option Agreement, the Optionee shall agree to be bound by the terms and conditions of the Plan, the Options made pursuant hereto, and such other matters as the Committee deems appropriate.

ARTICLE V.
TERMINATION, AMENDMENT, AND ADJUSTMENT

5.1.    Termination and Amendment.  The Plan shall terminate with respect to Incentive Stock Options on the date that is ten years after the Effective Date and with respect to Nonqualified Stock Options on the date that is fifty years after the Effective Date.  No Option shall be granted under the Plan after the respective date of termination.  Subject to the limitations contained in this section, the Committee may at any time amend or revise the terms of the Plan, including the form and substance of the Option Agreements to be used in connection herewith; provided that no amendment or revision may be made without the approval of the stockholders of the Company if such approval is required under the Code, Rule 16b-3, or any other applicable law or rule.  No amendment, suspension, or termination of the Plan shall, without the consent of the individual who has received an Option, alter or impair any of that individual’s rights or obligations under any Option granted under the Plan prior to that amendment, suspension, or termination.

5.2.    Adjustments.  If the outstanding Common Stock is increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or any other increase, or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company (but not including conversion of convertible securities issued by the Company), an appropriate and proportionate adjustment shall be made in the maximum number and kind of Plan Shares as to which Options may be granted under the Plan.  A corresponding adjustment changing the number or kind of shares allocated to unexercised Options or portions thereof that shall have been granted prior to any such change shall likewise be made.  Any such adjustment in outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Options, but with a corresponding adjustment in the price for each share covered by the Options.  The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests.

ARTICLE VI.
CORPORATE TRANSACTION;
CHANGES IN CAPITALIZATION; DISSOLUTION

6.1.    Corporate Transactions.  In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock.  However, an outstanding Option shall not so accelerate if and to the extent: (i) such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable Option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such Option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested Option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such Option is subject to other limitations imposed by the Committee at the time of the option grant.  The determination of option comparability under clause (i) above shall be made by the Committee, and its determination shall be final, binding and conclusive.

6.2.    Termination.  Immediately following the consummation of the Corporate Transaction, all outstanding Options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) as provided in this Section VI.

6.3.    Assumption.  Each Option which is assumed in connection with the Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction.  Appropriate adjustments to reflect such Corporate Transaction shall also be made to  (i) the number and class of securities available for issuance under the Plan following consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding Option, provided the aggregate exercise price payable for such securities shall remain the same.

6.4.    Subsequent Termination.  The Committee shall have the discretion, exercisable at the time the Option is granted or at any time while the Option remains outstanding, to provide that any Options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall automatically accelerate in the event the Optionee’s Service should subsequently terminate by reason of an involuntary termination within eighteen (18) months following the effective date of such Corporate Transaction.  Any Options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the involuntary termination.

6.5.    Automatic Acceleration.  The Committee shall have the discretion, exercisable either at the time the Option is granted or at any time while the option remains outstanding to provide for the automatic acceleration of one or more outstanding Options upon the occurrence of a Corporate Transaction, whether or not those Options are to be assumed or replaced (or those repurchase rights are to be assigned) in the Corporation Transaction.

6.6.    Acceleration of Incentive Options.  The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollars ($100,000) limitation is not exceeded.  To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

6.7.    No Limitation on Actions.  The grant of Options under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

6.8.    Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction.  The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable.  In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated.  To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

ARTICLE VII.
MISCELLANEOUS

7.1.    Other Compensation Plans.  The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any subsidiary or affiliate of the Company, nor shall the Plan preclude the Company or any subsidiary or affiliate thereof from establishing any other forms of incentive or other compensation plans.

7.2.    Plan Binding on Successors.  The Plan shall be binding upon the successors and assigns of the Company and any subsidiary or affiliate of the Company that adopts the Plan.

7.3.    Number and Gender.  Whenever used herein, nouns in the singular shall include the plural where appropriate, and the masculine pronoun shall include the feminine gender.

7.4.    Headings.  Headings of articles and sections hereof are inserted for convenience of reference and constitute no part of the Plan.

7.5.    Stockholder Rights.  The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

7.6.    Market Stand-Off.  In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, the Optionee may not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any shares of Common Stock acquired upon exercise of an option granted under the Plan without the prior written consent of the Corporation or its underwriters.  Such restriction (the “Market Stand-Off”) shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be required to execute such agreements as the Corporation or the underwriters request in connection with the Market Stand-Off.

ARTICLE VIII.
DEFINITIONS

As used herein with initial capital letters, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

8.1.     “Advisor” means any individual performing substantial bona fide services for the Company or any subsidiary or affiliate of the Company that has adopted the Plan who is not an Employee or a Director.

8.2.     “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

8.3.     “Board” means the Board of Directors of the Company.

8.4.     “Code” means the Internal Revenue Code of 1986, as amended.

8.5.     “Committee” means the Committee appointed in accordance with Section 2.1.

8.6.     “Common Stock” means the Common Stock, par value $.001 per share, of the Company or, in the event that the outstanding shares of such Common Stock are hereafter changed into or exchanged for shares of a different stock or security of the Company or some other corporation, such other stock or security.

8.7.     “Company” means Cytogenix, Inc., a Nevada corporation.

8.8.     “Corporate Transaction” means either of the following stockholder-approved transactions to which the Company is a party:

(i).    a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or person different from the persons holding those securities immediately prior to such transaction, or

(ii).    the sale, transfer or other disposition of all or substantially all of the Company’s assets in complete liquidation or dissolution of the Company.

8.9.     “Director” means a member of the Board.

8.10.     “Effective Date” means July 14, 2005.

8.11.     “Employee” means an employee (as defined in Section 3401(c) of the Code and the regulations thereunder) of the Company or of any subsidiary or affiliate of the Company that adopts the Plan, including Officers.

8.12.     “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

8.13.     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

8.14.     “Fair Market Value” means such value as determined by the Committee on the basis of such factors as it deems appropriate; provided that if the Common Stock is traded on a national securities exchange or transactions in the Common Stock are quoted on the Nasdaq National Market System, such value as shall be determined by the Committee on the basis of the reported sales prices for the Common Stock on the date for which such determination is relevant, as reported on the national securities exchange or the Nasdaq National Market System, as the case may be.  If the Common Stock is not listed and traded upon a recognized securities exchange or on the Nasdaq National Market System, the Committee shall make a determination of Fair Market Value on a reasonable basis, which may include the mean between the closing bid and asked quotations for such stock on the date for which such determination is relevant (as reported by a recognized stock quotation service) or, in the event that there shall be no bid or asked quotations on the date for which such determination is relevant, then on the basis of the mean between the closing bid and asked quotations on the date nearest preceding the date for which such determination is relevant for which such bid and asked quotations were available.

8.15.     “Incentive Stock Option” means an Option granted pursuant to Article III.

8.16.     “Misconduct” means the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company, or any other intentional misconduct or negligence by such person adversely affecting the business or affairs of the Company in a material manner.  The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company may consider as grounds for the dismissal or discharge of any Optionee or other person in the service of the Company.

8.17.     “Nonemployee Director” means a member of the Board who is not an Officer or Employee; provided that, as used in Section 2.1, the term “Non-Employee Director” shall have the meaning provided in that section.

8.18.     “Nonqualified Stock Option” means an Option granted pursuant to Article IV.

8.19.     “Officer” means an officer of the Company or of any subsidiary or affiliate of the Company.

8.20.     “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

8.21.     “Optionee” means an Employee, Nonemployee Director, or Advisor to whom an Option has been granted hereunder.

8.22.     “Option Agreement” means an agreement between the Company and an Optionee with respect to one or more Options.

8.23.     “Permanent Disability” has the same meaning as that provided in Section 22(e)(3) of the Code.

8.24.     “Plan” means the Cytogenix Stock Option Plan, as amended from time to time.

8.25.     “Plan Shares” means shares of Common Stock issuable pursuant to the Plan.

8.26.     “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor rule.

8.27.     “Securities Act” means the Securities Act of 1933, as amended.

8.28.    “Tax Date” means the date on which the amount of tax to be withheld is determined.

EXHIBIT A

CYTOGENIX, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING TO BE HELD JULY 14, 2005

P		The proxies are directed to vote as specified below and in their discretion on all other matters coming before the meting. If no direction is made, the proxy will vote FOR all nominees listed below and the approval of independent auditors. This proxy is solicited by the Board of Directors.

R	1.

ELECTION OF DIRECTORS- Frank Vazquez and Cy A. Stein.

                 [ ]     Vote FOR from all nominees listed above, except vote withheld from (to withhold authority to vote for any individual nominee, write in the names on the line below:)

O
		[ ] Vote WITHHELD from all nominees
X	2.	APPROVAL OF THE COMPANY'S 2005 STOCK OPTION PLAN. [ ] FOR [ ] AGAINST [ ] ABSTAIN
Y	3.	APPROVAL OF INDEPENDENT AUDITORS. [ ] FOR [ ] AGAINST [ ] ABSTAIN [ ] I plan to attend the meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD
PROMPTLY, USING THE ENCLOSED ENVELOPE.

EXHIBIT A

CYTOGENIX, INC.
Proxy Solicited On Behalf Of The Board Of Directors
For The Annual Meeting To Be Held July 14, 2005

The undersigned appoints Frank Vazquez and Lawrence Wunderlich, and each of them, as attorneys and proxies of the undersigned, with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of CytoGenix, Inc. (the “Company”) to be held July 14, 2005, and at any adjournment thereof, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote on all matters coming before said meeting.

Dated:________________________, 2005 ______________________________________ Signature

______________________________________
Signature if held jointly

          THIS PROXY MUST BE SIGNED EXACTLY AS NAME APPEARS HEREON. Executors, administrators, trustees, etc., should give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer.  If signer is a partnership, please sign partnership name by authorized person.